Exhibit 10.1
Increase Notice
          Please refer to the Amended and Restated Loan and Security Agreement dated as of December 29, 2006 (as amended or otherwise modified from time to time, the “Loan Agreement”) among Neenah Foundry Company, a Wisconsin corporation (“Neenah”), the Subsidiaries of Neenah party to the Loan Agreement as Borrowers (collectively with Neenah, the “Borrowers”), Bank of America, N.A., as Agent, the Lenders party to the Loan Agreement from time to time, a certain Syndication Agent, certain Co-Lead Arrangers and certain Co-Book Managers. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.
          This notice is given pursuant to Section 1.1.7 of the Loan Agreement. Borrowers hereby request (i) an increase in the Revolving Loan Commitments in the amount of $10,000,000 (the “Requested Revolver Increase”) and (ii) consent by the Lenders to the aggregate amount of the Requested Revolver Increase being allocated to Bank of America, N.A. (“BofA”) and Wachovia Capital Finance Corporation (Central) (“Wachovia”) as set forth herein.
          As of the date hereof, prior to giving effect to the Requested Revolver Increase, the aggregate amount of the Revolving Loan Commitments is $100,000,000. It is contemplated that, on or about the date hereof, the Revolving Loan Commitments amount be increased, pursuant to Section 1.1.7 of the Loan Agreement, by $10,000,000 and that (i) $5,161,290 of such increase be added to BofA’s share of the Revolving Loan Commitments, thereby increasing BofA’s share of the Revolving Loan Commitments to $45,161,290 and (ii) $4,838,710 of such increase be added to Wachovia’s share of the Revolving Loan Commitments, thereby increasing Wachovia’s share of the Revolving Loan Commitments to $42,338,710. After giving effect to the foregoing, the aggregate amount of the Revolving Loan Commitments shall be $110,000,000 and all references in the Loan Agreement and the other Loan Documents to the Revolving Loan Commitments shall be considered a reference to the Revolving Loan Commitment as increased hereby.
          Each Borrower hereby represents and certifies that no Default or Event of Default has occurred and is continuing, and hereby acknowledges and agrees that, if the Requested Revolver Increase that is the subject of this Increase Notice is granted, such Requested Revolver Increase shall become part of the Revolving Loan Commitments for all purposes under the Loan Agreement and under the Security Documents and shall be secured by the Collateral in all respects.
          Each Borrower hereby further acknowledges and agrees that, if the Requested Revolver Increase that is the subject of this Increase Notice is granted, each such Borrower shall, within one hundred twenty (120) days of its execution hereof, move its primary collections and disbursement accounts to BofA. The failure of any Borrower to comply with the provisions of the previous sentence shall constitute an Event of Default.

          This Increase Notice, including the accompanying Acknowledgement, Consent and Waiver, may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same document.

2

          Borrowers have caused this Increase Notice to be executed and delivered by its officer thereunto duly authorized on July 17, 2008.
BORROWERS:
NEENAH FOUNDRY COMPANY
DEETER FOUNDRY, INC.
MERCER FORGE CORPORATION
DALTON CORPORATION
DALTON CORPORATION, STRYKER
     MACHINING FACILITY CO.
DALTON CORPORATION, WARSAW
     MANUFACTURING FACILITY
ADVANCED CAST PRODUCTS, INC.
GREGG INDUSTRIES, INC.
A & M SPECIALTIES, INC.
NEENAH TRANSPORT, INC.
DALTON CORPORATION, KENDALLVILLE
     MANUFACTURING FACILITY

By Its	/s/Robert E. Ostendorf, Jr. President and Chief Executive Officer

Acknowledgement, Consent and Waiver
     By signing this Acknowledgement, Consent and Waiver below, each Lender so signing hereby acknowledges the agreements and waives and consents to those matters requested in the foregoing Increase Notice, including without limitation, the Requested Revolver Increase and the increased Revolving Loan Commitments as described therein:

BANK OF AMERICA, N.A., as Agent and a Lender

By Its	/s/ Thomas J. Brennan Senior Client Manager

July 17, 2008

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), as a Lender

By Its	/s/ Laura O. Wheeland Vice President

July 17, 2008

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By Its	/s/ Bond Harberts Duly Authorized Signatory

July 17, 2008

Reaffirmation of Guaranty
          Reference is made (i) to that certain Amended and Restated Loan and Security Agreement dated December 29, 2006 (as amended or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used and not otherwise defined herein having the meanings assigned thereto in the Loan Agreement) among Neenah Foundry Company, a Wisconsin corporation (“Neenah”), the Subsidiaries of Neenah party to the Loan Agreement as Borrowers, Bank of America, N.A., as Agent, the Lenders party to the Loan Agreement from time to time, a certain Syndication Agent, certain Co-Lead Arrangers and certain Co-Book Managers and (ii) to that certain Increase Notice in connection with the Loan Agreement (the “Notice”) of even date herewith among Borrowers, Agent and Lenders.
          Each of the undersigned has executed and delivered a Guaranty Agreement and certain other Security Documents. Each of the undersigned acknowledges receipt of a copy of the Notice and hereby reaffirms the validity of its Guaranty Agreement and each other Security Document to which it is a party and all of its obligations under its Guaranty Agreement and each such other Security Document, in each case after giving effect to the transactions contemplated by the Notice. The terms and conditions of each Guaranty Agreement and each other Security Document to which any of the undersigned is a party shall remain in full force and effect.
          Although the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands and agrees that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned’s acknowledgment or agreement to future amendments, waivers, consents or notices, and nothing herein shall create such a duty.
          Dated as of this 17 of July, 2008.
CAST ALLOYS, INC.
DALTON CORPORATION,
     ASHLAND MANUFACTURING
     FACILITY
BELCHER CORPORATION
PEERLESS CORPORATION
NFC CASTINGS, INC.

By Its	/s/Robert E. Ostendorf, Jr. President and Chief Executive Officer